UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2018

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the acquisition of Direct Auto Insurance Company (“Direct Auto”) is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 7.01 and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 8.01.	Other Items.

On May 31, 2018, the Company entered into an agreement to acquire Direct Auto, a specialty automobile insurance company located in Chicago, Illinois. The agreement contains customary representations, warranties, and covenants by the Company and the other parties to the agreement. Closing of the transaction is expected later this year, subject to customary closing conditions, including regulatory approval.

Safe Harbor Statement

Some of the statements included in this report and accompanying press release, including but not limited to those pertaining to the ability of the Company to consummate the acquisition of Direct Auto, the future growth and profitability of Direct Auto, and the impact of the acquisition on the earnings and growth of NI Holdings, Inc., are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates, and projections about our industry, our management’s beliefs, and certain assumptions made by our management. Actual results could vary materially. Factors that could cause the actual financial results of the Company to vary materially include: its ability to successfully close and integrate this acquisition, Direct Auto’s ability to continue growing and achieving profitability, and other risks described in the periodic reports that the Company files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

For a detailed discussion of the risk factors that could affect the actual financial results of the Company, please refer to the risk factors identified in its other SEC reports, including, but not limited to its Annual Report on Form 10-K, as filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: May 31, 2018	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer